SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 27, 2001

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                          1-1861                     13-2994534
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code    (212) 536-1390


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          (Former name or former address, if changed since last report)

Item 5. Other Events.

     See the attached press releases, which are incorporated herein by reference, regarding:

     1. Announcement of the release of ticker symbols "NCF" and "NCD" to the New York Stock Exchange and trading of certain long-term debt securities under the new ticker symbols "CIC" and "CIP", filed as
          Exhibit 99.1.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

            99.1 Press Release, dated April 27, 2001, regarding the release of ticker symbols "NCF" and "NCD" to the New York Stock Exchange and trading of certain long-term debt securities under the new ticker symbols "CIC" and "CIP".


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE CIT GROUP, INC.
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                                         (Registrant)

                                         By: /s/ JOSEPH M. LEONE
                                         ---------------------------------
                                         Joseph M. Leone
                                         Executive Vice President and
                                         Chief Financial Officer

Dated: April 27, 2001


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